Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    May 15, 1998

Dear Shareholders:

Global equity markets experienced another dizzying ride in the first quarter of 1998. A generally benign economic environment, along with abundant liquidity, propelled the US and European equity markets to one record closing after another, but the journey upward was accompanied by heightened risks born of high valuations and the dangers of Asian contagion. After a slow start, Clemente Global Growth Fund (the Fund) rallied to match the 13.7% gains registered by the FT World Index, the Fund's benchmark, ending the first quarter with an NAV of $13.11. The price of the Fund's shares was $11.19 on March 31, 1998, up 18.5% from the start of the year, and the discount to NAV shrank from 18.15% on December 31, 1997 to 14.66% after the first quarter.

STRONG GLOBAL EQUITY MARKETS IN A SEA OF UNCERTAINTY

The year began on an ominous note: Indonesia's Suharto pushed aside the medicine prescribed by the financial doctors of the IMF, and his ailing economy and financial markets soon took a dramatic turn for the worse. The country's currency and equities plunged more than 70% in just a few days in January, and Pacific Asia generally followed with a more moderate but still precipitous decline. The rest of the quarter was characterized by cautious, generally recovering, Asian markets. One by one, the region's economies endorsed IMF agreements which put into motion macroeconomic stabilization plans and longer-term structural reforms, and brought smiles to the faces of investors. Swift rallies pushed Asian equities sharply higher, especially in Malaysia, the Philippines, South Korea and Thailand, but significantly short of levels enjoyed prior to the crash. Investors soon concluded that the rest of the trip back would require more tangible evidence of economic recovery and reform than had been displayed to date, and their renewed caution brought the rallies to a halt.

North American and European equity markets generally shrugged off the dangers emanating from Asia and, clinging to the heady habits established the past couple of years, continued their move to record levels. Europe led the way, with most of its markets enjoying a quarterly return that surpassed the 12.68% turned in by the FT US Index. Economic recovery was proving to be sustainable, and stronger than expected. A benign inflation and interest rate environment contributed to the euphoria, with additional support from corporate restructuring which was reflected in mergers and acquisitions and in stronger earnings growth. Nor did the Euro turn out to be the disturbing influence expected by some. The road toward a single currency was relatively smooth, and promised further cuts in interest rates as part of the process of convergence.

The US formula for success hadn't changed very much: a robust economy, with few signs of accelerating inflation; a steady Federal Reserve policy; abundant liquidity from mutual fund and overseas investors; a strong dollar; and generally positive earnings surprises. Asian uncertainty produced periods of weakness and volatility, but this was more than offset by merger mania. Nor was there much change in Japan's formula for failure: a stagnant economy; a fragile financial system with an on-going credit crunch; inadequate policy initiatives; bureaucracies that have lost their luster; and politics that are increasingly divisive.

Clemente Global Growth Fund, Inc.
LETTER TO SHAREHOLDERS - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CLM PORTFOLIO RESPONDS TO HEIGHTENED RISK

Extreme caution continued to dominate our strategy toward Asia. The portfolio's weighting in Japan was cut sharply. Exporters were sold because the impact of a weaker yen was being undermined by slowing regional economies and by depreciating ASEAN currencies, and domestic plays were not getting the support needed from a strong fiscal stimulus. A 13.8% weight at the end of 1997 was down to 7.3% by the end of the first quarter. The rest of the region faced an extended period of nagging financial concerns and sub-par economic growth, but positive, painful steps were being taken, and, while genuine stability was not at hand, some currencies and equities had fallen to levels that made them compelling investments. Impressed by South Korea's quick response to the present crisis, and by their close collaboration with the IMF and international banks, we made a modest investment in that country's exporters.

Europe remained our favorite region, particularly the banking, financial, and telecommunications sectors where we added five new names. This was the largest change in the portfolio, during the first quarter, and served to increase our overall European weightings from 36.2% to 47.1%. A modest decline in North America, from 37.7% to 35.5% was the result of reduced holdings in Canada where the currency proved vulnerable, and profits were taken in two successful holdings.

Emerging markets exposure fell from 12.5% at the start of the quarter to 10.2% at the end. Asian entries replaced some of the Latin American positions that were deemed vulnerable in the slower growth environment of 1998. The biggest country weights at the end of the first quarter 1998: US (33.9%), Germany (7.6%), Japan (7.3%), the Netherlands (6.9%), Spain (6.3%), and Switzerland (5.0%). The largest changes involved reductions in Japan (-5.5%), Canada (-3.4%), and Mexico (-2.5%), and increased weightings in South Korea (+3.0%), France (+2.3%), the UK (+2.1%), and Spain (1.9%).

OPPORTUNITY AND RISK: NORMAL INGREDIENTS FOR AN INVESTMENT STRATEGY

There are a number of positive factors, including a favorable growth/inflation environment, with good earnings growth momentum (except Asia/Pacific); and large flows of funds into equities as a result of structural changes in pension systems, and in the overall uses of savings.

But there are major risks, as well: a weak yen may induce another round of currency instability in Asia; Asian contagion has abated, but new shocks cannot be ruled out as painful policies create political and social tensions; ample liquidity is inflating valuations, and may be creating a "bubble" in the established equity markets of Europe and North America.

The above environment suggests the following investment strategy for the next one or two quarters:

o Low allocations (3-5%) in Asia, ex Japan, focusing a very cautious interest on China, South Korea, the Philippines and Thailand.

o Japan remains underweight, with a blend of blue-chip exporters and high quality plays on policy-induced domestic recovery and reform.

o Latin America, bouncing back from Asian contagion, and with generally attractive valuations, will keep its modestly overweight position.


2

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                                               Clemente Global Growth Fund, Inc.
                                              LETTER TO SHAREHOLDERS - CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

o Europe is the most attractive place for equities despite valuations that are historically high. Those markets are trailing the US cycle in both business restructuring and economic activity, and companies and economies in Europe should show gains through 1999.

o Valuations call for under-weighting the US market, but strong earnings and ample liquidity suggest maintaining the present level of holdings (32-35%).

This strategy has yielded good results in the first half of the second quarter: the CLM portfolio is up 16.9% for the year through May 14, 1998, the FT World Index 14.6%. The portfolio has not been able to escape the volatility of the markets, and the situation is not likely to improve any time soon. Our protection must lie in our diversified holdings, and in the careful assessment of risk and potential return for each and every stock in our portfolio. As we have stressed in previous shareholder letters, the closed-end structure of this Fund, by allowing us to implement our strategy in a patient, disciplined manner, contributes mightily to the performance of the Fund.

We thank you for your support, and look forward to the next step in our global quest for opportunity.


Cordially yours,


/s/ Thomas Prapas                               /s/ E. Matthew Brown
-----------------                               --------------------
Thomas Prapas                                   E. Matthew Brown

Clemente Global Growth Fund, Inc.
SCHEDULE OF NET ASSETS (UNAUDITED)                                MARCH 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
COMMON STOCK -- 97.8%

BRAZIL -- 3.7%
  Telecommunicacoes            Telecommunications
     Brasileiras S.A. ADR        Services...................           6,000       $ 1,947,144
  Uniao De Bancos Brasileiras
     S.A. GDR                  Banking......................          25,000           906,250
                                                                                   -----------
                                                                                     2,853,394
                                                                                   -----------

CANADA -- 1.5%
  Power Corporation of Canada  Diversified Financial
     Ltd.                        Services...................          29,700         1,149,673
                                                                                   -----------

FINLAND -- 3.6%
  Nokia Corp. ADR              Telecommunications
                                 Equipment..................          13,000         1,403,188
  Sampo Insurance Co. Ltd.     Insurance....................          35,000         1,384,410
                                                                                   -----------
                                                                                     2,787,598
                                                                                   -----------

FRANCE -- 4.2%
  Alcatel Alsthom Compagnie    Telecommunications
                                 Services...................          10,500         1,970,967
  AXA-UAP                      Insurance....................          12,000         1,235,698
                                                                                   -----------
                                                                                     3,206,665
                                                                                   -----------

GERMANY -- 7.3%
  Bayerische Vereinsbank AG    Banking......................          21,000         1,532,979
  Porsche AG -- Preferred
     Shares                    Autos........................             990         2,237,663
  SAP AG                       Computer Services............           4,600         1,835,682
                                                                                   -----------
                                                                                     5,606,324
                                                                                   -----------

IRELAND -- 1.9%
  Bank of Ireland              Banking......................          74,730         1,477,461
                                                                                   -----------

ITALY -- 4.1%
  Banca Commerciale Italiana*  Banking......................         375,000         1,871,019
  Telecom Italia SpA           Telecommunications
                                 Services...................         163,000         1,284,778
                                                                                   -----------
                                                                                     3,155,797
                                                                                   -----------

JAPAN -- 7.4%
  Honda Motor Co., Ltd.        Autos........................          50,000         1,799,761
  Itochu Corp.                 Finance......................          35,000            83,989
  Nichiei Co., Ltd.            Finance......................          12,100         1,088,855
  Obayashi Corp.               Construction.................         185,000           908,692
  Sanwa Bank, Ltd.             Banking......................          96,000           856,686
  TDK Corp.                    Electronics..................          13,000         1,004,116
                                                                                   -----------
                                                                                     5,742,099
                                                                                   -----------

                                               Clemente Global Growth Fund, Inc.

SCHEDULE OF NET ASSETS (UNAUDITED) - CONTINUED                    MARCH 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
KOREA -- 3.1%
  Daewoo Heavy Industries      Ship Building................         250,000       $ 1,281,626
  Samsung Electro-Mechanics    Electronics..................          51,000         1,082,631
                                                                                   -----------
                                                                                     2,364,257
                                                                                   -----------

MEXICO -- 3.3%
  Coca-Cola Femsa SA ADR       Food & Beverages.............          72,000         1,471,500
  Grupo Financiero Banorte SA
     de CV*                    Banking......................         680,000         1,101,693
                                                                                   -----------
                                                                                     2,573,193
                                                                                   -----------

NETHERLANDS -- 6.8%
  Baan Co., N.V.*              Computer Services............          43,000         2,056,479
  Koninklijke Ahold N.V.       Retail.......................          45,000         1,452,741
  Oce-Van Der Grinten N.V.     Electrical Equipment.........          12,166         1,749,605
                                                                                   -----------
                                                                                     5,258,825
                                                                                   -----------

SPAIN -- 6.2%
  Acs Actividades De
     Construccion y Servicios  Building/Heavy
       SA                        Construction...............          54,000         1,956,941
  Argentaria Corp. BC          Banking......................           7,119           589,433
  Vallehermoso S.A.            Real Estate..................          59,000         2,280,933
                                                                                   -----------
                                                                                     4,827,307
                                                                                   -----------

SWEDEN -- 1.9%
  Astra AB ADR                 Pharmaceutical...............          72,000         1,494,000
                                                                                   -----------

SWITZERLAND -- 4.9%
  Alusuisse-Lonza Holding AG   Multi-Industry...............           1,200         1,456,234
  Union Bank Swiss Bearer      Banking......................             560           914,673
  Zurich
    Versicherungsgesellschaft  Insurance....................           2,500         1,451,315
                                                                                   -----------
                                                                                     3,822,222
                                                                                   -----------

UNITED KINGDOM -- 4.7%
  BAA PLC                      Business/Public Services.....          92,954           906,719
  Lloyds TSB GRP               Banking......................          70,000         1,091,916
  Orange PLC *                 Telecommunications
                                 Services...................          71,000           452,399
  Siebe PLC                    Machinery/Manufacturing......          54,000         1,178,275
                                                                                   -----------
                                                                                     3,629,309
                                                                                   -----------

UNITED STATES -- 33.2%
  Air Products and Chemicals,
     Inc.                      Chemicals....................          16,500         1,367,438
  Airtouch Communications,     Telecommunications
     Inc.*                       Services...................          50,000         2,446,875
  Baxter International, Inc.   Medical Products.............          27,000         1,488,375

Clemente Global Growth Fund, Inc.
SCHEDULE OF NET ASSETS (UNAUDITED) - CONTINUED                    MARCH 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SHARES/PRINCIPAL
                                                                    AMOUNT            VALUE
                                                               ----------------       -----
  Cisco Systems, Inc.*         Computer Software............          33,000       $ 2,256,375
  Dresser Industries, Inc.     Machinery/Manufacturing......          27,000         1,297,688
  Harris Corp.                 Office Automation &
                                 Equipment..................          32,800         1,709,700
  Health Managment Assoc.,
     Inc.*                     Healthcare...................          75,000         2,146,875
  Home Depot, Inc.             Retail.......................          31,500         2,124,281
  Illinois Tool Works, Inc.    Machinery/Manufacturing......          27,600         1,787,100
  Intel Corp.                  Semiconductors...............          14,500         1,131,906
  Pepsico, Inc.                Food & Beverages.............          18,500           789,719
  Protective Life Corp.        Insurance....................          18,200         1,328,600
  Sungard Data Systems, Inc.*  Computer Services............          60,000         2,208,750
  Suntrust Banks, Inc.*        Banking......................          20,000         1,507,500
  Worldcom, Inc.*              Telecommunications
                                 Services...................          48,400         2,084,225
                                                                                   -----------
                                                                                    25,675,407
                                                                                   -----------
          TOTAL COMMON STOCK (COST $53,662,692).............                        75,623,531
                                                                                   -----------

TIME DEPOSIT -- 0.8%
  First National Bank
     5.25% 04/01/98 (Cost
     $574,000)                 .............................         574,000           574,000
                                                                                   -----------

TOTAL INVESTMENTS (Cost $54,236,692) -- 98.6%...............                        76,197,531

OTHER ASSETS AND LIABILITIES, NET -- 1.4%...................                         1,044,023
                                                                                   -----------

NET ASSETS -- 100% (applicable to 5,892,400 common shares
  outstanding)..............................................                       $77,241,554
                                                                                   ===========

NET ASSET VALUE PER SHARE ($77,241,554 divided by
  5,892,400)................................................                       $     13.11
                                                                                   ===========


ADR        American Depository Receipts
GDR        Global Depository Receipts
*          Non-Income Producing Security
**         Summary of Total Investments:
                                                      COST             VALUE
                                                   -----------      -----------
           Common Stock......................      $53,662,692      $75,623,531
           Short-Term Instruments............          574,000          574,000
                                                   -----------      -----------
           Total Investments.................      $54,236,692      $76,197,531
                                                   ===========      ===========

SUMMARY OF GENERAL INFORMATION
------------------------------
THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report is transmitted to the shareholders of Clemente Global Growth Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                                 CLEMENTE GLOBAL
                                GROWTH FUND, INC.

                                QUARTERLY REPORT
                                 MARCH 31, 1998

               DIRECTORS AND OFFICERS
                 LILIA C. CLEMENTE, Chairman and Director
                 LEOPOLDO M. CLEMENTE, JR., President and Director ADRIAN C. CASSIDY, Director
                 ROBERT J. CHRISTIAN, Director
                 THOMAS H. LENAGH, Director
                +SAM NAKAGAMA, Director
                +G. PETER SCHIEFERDECKER, Director
                 BARON J.G.A. SIRTEMA VAN GROVESTINS, Director
                 WILLIAM H. BOHNETT, Secretary
                 THOMAS J. PRAPAS, Treasurer
                 MARIA DISTEFANO, Assistant Secretary
               ----------

                +Members of Audit Committee

               ----------------------------------------------------

               EXECUTIVE OFFICES --
                 152 W. 57th Street, New York, NY 10019
                 (For latest net asset vlue and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
                 For shareholder inquiries, please call
                 1-800-937-5449)

               INVESTMENT ADVISERS --
                 Clemente Capital, Inc.
                 Wilmington Trust Company

               ADMINISTRATOR --
                 PFPC Inc.

               TRANSFER AGENT AND REGISTRAR --
                 American Stock Transfer & Trust Company

               CUSTODIAN --
                 Brown Brothers Harriman & Co.

               LEGAL COUNSEL --
                 Fulbright & Jaworski L.L.P.

               INDEPENDENT ACCOUNTANTS --
                 Price Waterhouse LLP